Supplemental Information

MREIC

June 30, 2016

FedEx Ground — Indianapolis MSA

GE — Pittsburgh MSA

Coca-Cola — Phoenix MSA

Jim Beam — Lexington MSA

Milwaukee

Milwaukee — Memphis MSA

ULTA — Indianapolis MSA

INTERNATIONAL PAPER — Kansas City MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property cash NOI and EBITDA which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 19 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

	June 30, 2016	September 30, 2015
	(unaudited)
ASSETS

Real Estate Investments:
Land	$156,625,315	$134,160,315
Buildings and Improvements	941,092,442	806,849,590
Total Real Estate Investments	1,097,717,757	941,009,905
Accumulated Depreciation	(142,289,055)	(124,898,639)
Net Real Estate Investments	955,428,702	816,111,266

Cash and Cash Equivalents	6,886,958	12,073,909
Securities Available for Sale at Fair Value	82,638,519	54,541,237
Tenant and Other Receivables	1,577,575	783,052
Deferred Rent Receivable	5,723,224	5,205,295
Prepaid Expenses	5,791,407	3,931,616
Financing Costs, net of Accumulated Amortization of $3,960,515 and $3,247,014, respectively	6,478,617	5,987,911
Capitalized Lease Costs, net of Accumulated Amortization of $3,114,165 and $2,534,521, respectively	4,184,633	3,407,432
Intangible Assets, net of Accumulated Amortization of $12,069,062 and $11,153,855, respectively	6,079,691	6,115,134
Other Assets	8,244,478	7,835,090
TOTAL ASSETS	$1,083,033,804	$915,991,942

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	$440,352,826	$373,991,174
Loans Payable	125,854,169	85,041,386
Accounts Payable and Accrued Expenses	5,633,583	3,113,274
Other Liabilities	9,942,426	7,835,468
Total Liabilities	581,783,004	469,981,302

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,139,750 Shares Authorized, Issued and Outstanding as of June 30, 2016 and September 30, 2015	53,493,750	53,493,750
Series B – 7.875% Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and Outstanding as of June 30, 2016 and September 30, 2015	57,500,000	57,500,000
Common Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of June 30, 2016 and September 30, 2015; 67,228,175 and 62,123,454 Shares Issued and Outstanding as of June 30, 2016 and September 30, 2015, respectively	672,282	621,235
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of June 30, 2016 and September 30, 2015; No Shares Issued or Outstanding as of June 30, 2016 and September 30, 2015	-0-	-0-
Additional Paid-In Capital	377,695,791	339,837,258
Accumulated Other Comprehensive Income (Loss)	11,888,977	(5,441,603)
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	501,250,800	446,010,640
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,083,033,804	$915,991,942

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 22

Consolidated Statements of Income
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015
INCOME:
Rental Revenue	$20,789,914	$17,256,131	$59,465,701	$48,891,870
Reimbursement Revenue	3,324,085	3,416,151	9,874,498	8,316,538
Lease Termination Income	-0-	-0-	-0-	238,625
TOTAL INCOME	24,113,999	20,672,282	69,340,199	57,447,033

EXPENSES:
Real Estate Taxes	2,633,706	2,629,105	7,681,519	6,569,299
Operating Expenses	981,766	1,083,276	3,316,489	3,085,138
General & Administrative Expenses	1,542,432	1,606,503	5,099,841	4,414,813
Acquisition Costs	135,358	440,705	545,955	1,303,389
Depreciation	6,096,880	5,099,045	17,478,374	14,369,261
Amortization of Capitalized Lease Costs and Intangible Assets	445,404	492,468	1,418,375	1,497,783
TOTAL EXPENSES	11,835,546	11,351,102	35,540,553	31,239,683

OTHER INCOME (EXPENSE):
Dividend and Interest Income	1,486,134	872,778	4,050,455	2,871,183
Gain on Sale of Securities Transactions, net	272,067	-0-	1,159,409	377,087
Interest Expense	(5,564,896)	(4,805,681)	(15,994,112)	(13,429,179)
Amortization of Financing Costs	(240,463)	(212,419)	(713,501)	(608,251)
TOTAL OTHER INCOME (EXPENSE)	(4,047,158)	(4,145,322)	(11,497,749)	(10,789,160)

NET INCOME	8,231,295	5,175,858	22,301,897	15,418,190

Less: Preferred Dividends	2,151,758	2,151,758	6,455,274	6,455,274

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$6,079,537	$3,024,100	$15,846,623	$8,962,916

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 22

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015
Revenues
Rental Revenue	$20,789,914	$17,256,131	$59,465,701	$48,891,870
Reimbursement Revenue	3,324,085	3,416,151	9,874,498	8,316,538
Total Rental and Reimbursement Revenue	24,113,999	20,672,282	69,340,199	57,208,408

Expenses
Real Estate Taxes	2,633,706	2,629,105	7,681,519	6,569,299
Operating Expenses	981,766	1,083,276	3,316,489	3,085,138
Total Expenses	3,615,472	3,712,381	10,998,008	9,654,437

Net Operating Income - NOI	20,498,527	16,959,901	58,342,191	47,553,971

Lease Termination Income	-0-	-0-	-0-	238,625
Dividend and Interest Income	1,486,134	872,778	4,050,455	2,871,183
Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492	76,476	34,259
General & Administrative Expenses	(1,542,432)	(1,606,503)	(5,099,841)	(4,414,813)
EBITDA	20,467,721	16,251,668	57,369,281	46,283,225

Interest Expense	(5,564,896)	(4,805,681)	(15,994,112)	(13,429,179)
Gain on Sale of Securities Transactions, net	272,067	-0-	1,159,409	377,087
Acquisition Costs	(135,358)	(440,705)	(545,955)	(1,303,389)
Preferred Dividends	(2,151,758)	(2,151,758)	(6,455,274)	(6,455,274)
Depreciation of Corporate Office Tenant Improvements	(30,868)	(37,899)	(87,957)	(71,410)
Amortization of Financing Costs	(240,463)	(212,419)	(713,501)	(608,251)
Funds From Operations – FFO	12,616,445	8,603,206	34,731,891	24,792,809

Depreciation (excluding corporate office)	(6,066,012)	(5,061,146)	(17,390,417)	(14,297,851)
Amortization of Capitalized Lease Costs and Intangible Assets	(470,896)	(517,960)	(1,494,851)	(1,532,042)
Net Income Attributable to Common Shareholders	6,079,537	3,024,100	15,846,623	8,962,916

Funds From Operations – FFO	12,616,445	8,603,206	34,731,891	24,792,809
Acquisition Costs	135,358	440,705	545,955	1,303,389
Core Funds From Operations - Core FFO	12,751,803	9,043,911	35,277,846	26,096,198

Stock Compensation Expense	99,760	96,673	306,688	283,578
Depreciation of Corporate Office Tenant Improvements	30,868	37,899	87,957	71,410
Amortization of Financing Costs	240,463	212,419	713,501	608,251
Non-recurring other expense (1)	100,000	-0-	500,000	-0-
Lease Termination Income	-0-	-0-	-0-	(238,625)
Gain on Sale of Securities Transactions, net	(272,067)	-0-	(1,159,409)	(377,087)
U.S. GAAP Straight-lined Rent Adjustment	(350,217)	(300,506)	(1,172,053)	(1,164,132)
Recurring Capital Expenditures	(169,492)	(206,071)	(653,544)	(461,868)
Adjusted Funds From Operations – AFFO	12,431,118	8,884,325	33,900,986	24,817,725

EBITDA	20,467,721	16,251,668	57,369,281	46,283,225

Stock Compensation Expense	99,760	96,673	306,688	283,578
Non-recurring other expense (1)	100,000	-0-	500,000	-0-
Lease Termination Income	-0-	-0-	-0-	(238,625)
U.S. GAAP Straight-lined Rent Adjustment	(350,217)	(300,506)	(1,172,053)	(1,164,132)
Recurring Capital Expenditures	(169,492)	(206,071)	(653,544)	(461,868)
Interest Expense	(5,564,896)	(4,805,681)	(15,994,112)	(13,429,179)
Preferred Dividends	(2,151,758)	(2,151,758)	(6,455,274)	(6,455,274)
Adjusted Funds From Operations – AFFO	$12,431,118	$8,884,325	$33,900,986	$24,817,725

(1)	Consists of one-time payroll expenditures.

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 22

Financial Highlights
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015

Weighted Average Common Shares Outstanding
Basic	66,337,101	59,539,781	64,613,953	58,375,573
Diluted	66,462,209	59,637,749	64,703,203	58,503,574

Net Operating Income – NOI	$20,498,527	$16,959,901	$58,342,191	$47,553,971

Basic	$0.31	$0.28	$0.90	$0.81
Diluted	0.31	0.28	0.90	0.81

Net Income Attributable to Common Shareholders	$6,079,537	$3,024,100	$15,846,623	$8,962,916

Basic	$0.09	$0.05	$0.25	$0.15
Diluted	0.09	0.05	0.24	0.15

Funds From Operations – FFO	$12,616,445	$8,603,206	$34,731,891	$24,792,809

Basic	$0.19	$0.14	$0.54	$0.42
Diluted	0.19	0.14	0.54	0.42

Core Funds From Operations - Core FFO	$12,751,803	$9,043,911	$35,277,846	$26,096,198

Basic	$0.19	$0.15	$0.55	$0.45
Diluted	0.19	0.15	0.55	0.45

Core FFO Excluding Gains on Securities Transactions and Lease Termination Income, net	$12,479,736	$9,043,911	$34,118,437	$25,480,486

Basic	$0.19	$0.15	$0.53	$0.44
Diluted	0.19	0.15	0.53	0.44

Adjusted Funds From Operations - AFFO	$12,431,118	$8,884,325	$33,900,986	$24,817,725

Basic	$0.19	$0.15	$0.52	$0.43
Diluted	0.19	0.15	0.52	0.42

Dividends Declared per Common Share	$0.16	$0.15	$0.48	$0.45

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 22

Same Property Statistics

	Three Months Ended
	6/30/2016		6/30/2015	Change	Change %

Total Square Feet / Total Properties	15,124,162/97		13,623,971/90	1,500,191	11.0%

Occupancy Percentage at Quarter End	99.6%		97.6%	200 bps	2.0%

Same Property Square Feet / Number of Same Properties		12,425,962/85

Same Property Occupancy Percentage at Quarter End	99.5%		97.4%	210 bps	2.2%

Same Property Net Operating Income (NOI) (GAAP)	$16,207,562		$15,826,021	$381,541	2.4%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(241,533)		(280,051)	38,518
Same Property Cash NOI (Cash)	$15,966,029		$15,545,970	$420,059	2.7%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 2.4% increase, amounting to $381,541 in Same Property NOI (GAAP), consists of 53% or $201,047 generated by increased NOI from occupied properties and the remaining 47% or $180,494 attributable to increased NOI from filling previously vacant properties.

The 2.7% increase, amounting to $420,059 in Same Property Cash NOI, consists of 81% or $341,065 generated by increased NOI from occupied properties and the remaining 19% or $78,994 attributable to increased NOI from filling previously vacant properties.

Reconciliation of Same Property NOI to Total NOI	Three Months Ended
	6/30/2016	6/30/2015	Change	Change %

Same Property NOI (GAAP)	$16,207,562	$15,826,021	$381,541	2.4%

NOI of properties purchased subsequent to April 1, 2015 (nine properties for fiscal 2016 and one properties for fiscal 2015)	3,430,459	402,885

NOI of properties expanded subsequent to April 1, 2015 (three properties for fiscal 2016 and 2015)	860,506	597,261

NOI of property sold subsequent to April 1, 2015 (one property for fiscal 2015)	-0-	133,734
Total NOI	$20,498,527	$16,959,901	$3,538,626	20.9%

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 22

Same Property Statistics

	Nine Months Ended
	6/30/2016		6/30/2015	Change	Change %

Total Square Feet / Total Properties	15,124,162/97		13,623,971/90	1,500,191	11.0%

Occupancy Percentage at Quarter End	99.6%		97.6%	200 bps	2.0%

Same Property Square Feet / Number of Same Properties		10,481,284/77

Same Property Occupancy Percentage at Quarter End	99.4%		96.9%	250 bps	2.6%

Same Property Net Operating Income (NOI) (GAAP)	$41,456,269		$40,187,908	$1,268,361	3.2%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(634,800)		(838,135)	203,335
Same Property Cash NOI (Cash)	$40,821,469		$39,349,773	$1,471,696	3.7%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 3.2% increase, amounting to $1,268,361 in Same Property NOI (GAAP), consists of 31% or $390,708 derived from increased NOI from occupied properties and the remaining 69% or $877,653 attributable to increased NOI from filling previously vacant properties.

The 3.7% increase, amounting to $1,471,696 in Same Property Cash NOI, consists of 52% or $763,730 derived from increased NOI from occupied properties and the remaining 48% or $707,966 attributable to increased NOI from filling previously vacant properties.

Reconciliation of Same Property NOI to Total NOI	Nine Months Ended
	6/30/2016	6/30/2015	Change	Change %

Same Property NOI (GAAP)	$41,456,269	$40,187,908	$1,268,361	3.2%

NOI of properties purchased subsequent to October 1, 2014 (sixteen properties for fiscal 2016 and eight properties for fiscal 2015)	13,581,849	4,540,212

NOI of properties expanded subsequent to October 1, 2014 (four properties for fiscal 2016 and 2015)	3,304,073	2,428,309

NOI of property sold subsequent to October 1, 2014 (one property for fiscal 2015)	-0-	397,542
Total NOI	$58,342,191	$47,553,971	$10,788,220	22.7%

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 22

Consolidated Statements of Cash Flows
(unaudited)
	Nine Months Ended
	6/30/2016	6/30/2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$22,301,897	$15,418,190
Noncash Items Included in Net Income:
Depreciation & Amortization	19,610,250	16,475,295
Stock Based Compensation Expense	306,688	283,578
Gain on Sale of Securities Transactions, net	(1,159,409)	(377,087)
Changes In:
Tenant, Deferred Rent and Other Receivables	(1,235,976)	(503,725)
Prepaid Expenses	(1,859,791)	(1,870,448)
Other Assets and Capitalized Lease Costs	(2,293,188)	(1,422,882)
Accounts Payable, Accrued Expenses and Other Liabilities	7,676,175	279,066
NET CASH PROVIDED BY OPERATING ACTIVITIES	43,346,646	28,281,987

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(141,230,341)	(150,086,653)
Capital and Land Site Improvements	(19,517,185)	(9,545,564)
Return of Deposits on Real Estate	1,650,000	2,500,000
Deposits Paid on Acquisitions of Real Estate	(1,100,000)	(2,800,000)
Proceeds from Sale of Securities Available for Sale	8,165,701	9,584,723
Purchase of Securities Available for Sale	(17,772,994)	(1,402,298)
NET CASH USED IN INVESTING ACTIVITIES	(169,804,819)	(151,749,792)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	40,812,783	39,901,892
Proceeds from Mortgage Notes Payable	92,971,000	97,473,058
Principal Payments on Mortgage Notes Payable	(26,609,348)	(20,202,810)
Financing Costs Paid on Debt	(1,204,207)	(1,633,609)
Proceeds from the Exercise of Stock Options	1,412,050	612,409
Proceeds from Issuance of Common Stock in the DRIP,
net of Dividend Reinvestments	45,132,315	27,402,004
Preferred Dividends Paid	(6,455,274)	(6,455,274)
Common Dividends Paid, net of Reinvestments	(24,788,097)	(20,052,747)
NET CASH PROVIDED BY FINANCING ACTIVITIES	121,271,222	117,044,923

NET DECREASE IN CASH AND CASH EQUIVALENTS	(5,186,951)	(6,422,882)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	12,073,909	20,474,661
CASH AND CASH EQUIVALENTS - END OF PERIOD	$6,886,958	$14,051,779

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 22

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	6/30/2016	6/30/2015	9/30/2015

Mortgage Notes Payable	$440,352,826	$365,066,254	$373,991,174
Loans Payable	125,854,169	65,101,892	85,041,386
Total Debt	566,206,995	430,168,146	459,032,560

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-In-Capital & Other	390,257,050	324,194,026	335,016,890
Total Shareholders’ Equity	501,250,800	435,187,776	446,010,640

Total Book Capitalization	1,067,457,795	865,355,922	905,043,200

Accumulated Depreciation	142,289,055	121,302,035	124,898,639
Total Undepreciated Book Capitalization	$1,209,746,850	$986,657,957	$1,029,941,839

Shares Outstanding	67,228,175	60,434,435	62,123,454
Market Price Per Share	$13.26	$9.72	$9.75

Equity Market Capitalization	$891,445,601	$587,422,708	$605,703,677
Total Debt	566,206,995	430,168,146	459,032,560
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$1,568,646,346	$1,128,584,604	$1,175,729,987

Total Debt	$566,206,995	$430,168,146	$459,032,560
less: Cash and Cash Equivalents	6,886,958	14,051,779	12,073,909
Net Debt	$559,320,037	$416,116,367	$446,958,651
less: Securities Available for Sale at Fair Value (Securities)	82,638,519	48,854,600	54,541,237
Net Debt Less Securities	$476,681,518	$367,261,767	$392,417,414

Net Debt / Undepreciated Book Capitalization	46.2%	42.2%	43.4%
Net Debt / Total Market Capitalization	35.7%	36.9%	38.0%
Net Debt Plus Preferred / Total Market Capitalization	42.7%	46.7%	47.5%
Net Debt Less Securities / Undepreciated Book Capitalization	39.4%	37.2%	38.1%
Net Debt Less Securities / Total Market Capitalization	30.4%	32.5%	33.4%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	37.5%	42.4%	42.8%

Weighted Average Interest Rate on Fixed Rate Debt	4.61%	4.97%	4.85%

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 22

Capital Structure and Leverage Ratios					Fiscal Year
continued	Three Months Ended		Nine Months Ended		Ended
(unaudited)	6/30/2016	6/30/2015	6/30/2016	6/30/2015	9/30/2015
Net Income	$8,231,295	$5,175,858	$22,301,897	$15,418,190	$25,605,815
plus: Depreciation & Amortization	6,782,747	5,803,932	19,610,250	16,475,295	23,058,744
plus: Interest Expense	5,564,896	4,805,681	15,994,112	13,429,179	18,558,150
plus: Acquisition Costs	135,358	440,705	545,955	1,303,389	1,546,088
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	25,492	76,476	34,259	59,750
less: Gain on Sale of Securities Transactions, net	(272,067)	-0-	(1,159,409)	(377,087)	(805,513)
less: Gain on Sale of Real Estate Investment	-0-	-0-	-0-	-0-	(5,021,242)
EBITDA	$20,467,721	$16,251,668	$57,369,281	$46,283,225	$63,001,792

Interest Expense	$5,564,896	$4,805,681	$15,994,112	$13,429,179	18,558,150
Preferred Dividends Paid	2,151,758	2,151,758	6,455,274	6,455,274	8,607,032
Total Fixed Charges	$7,716,654	$6,957,439	$22,449,386	$19,884,453	$27,165,182

Interest Coverage	3.7 x	3.4 x	3.6 x	3.4 x	3.4 x
Fixed Charge Coverage	2.7 x	2.3 x	2.6 x	2.3 x	2.3 x

Net Debt	$559,320,037	$416,116,367	$559,320,037	$416,116,367	$446,958,651
Net Debt Less Securities	476,681,518	367,261,767	476,681,518	367,261,767	392,417,414
Annualized EBITDA	81,870,884	65,006,672	76,492,375	61,710,966	63,001,792

Net Debt / EBITDA	6.8 x	6.4 x	7.3 x	6.7 x	7.1 x
Net Debt Less Securities / EBITDA	5.8 x	5.6 x	6.2 x	6.0 x	6.2 x
Net Debt + Preferred / EBITDA	8.2 x	8.1 x	8.8 x	8.5 x	8.9 x
Net Debt Less Securities + Preferred / EBITDA	7.2 x	7.4 x	7.7 x	7.7 x	8.0 x

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 22

		Loans		% of
Fiscal Year Ended	Mortgages	Payable	Total	Total

2016	10,487,116	63,515	10,550,631	1.9%
2017	62,073,529	4,790,654	66,864,183	11.8%
2018	41,395,220	-0-	41,395,220	7.3%
2019	44,880,129	121,000,000	165,880,129	29.3%
2020	26,121,367	-0-	26,121,367	4.6%
Thereafter	255,395,465	-0-	255,395,465	45.1%
Total as of 6/30/2016	$440,352,826	$125,854,169	$566,206,995	100.0%

Weighted Average Interest Rate	4.61%	2.32%	4.10%
Weighted Average Term	9.80 yrs	3.11 yrs	8.31 yrs

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 22

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total	Rent Per	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost		Balance

FedEx Ground Package System, Inc.	(E)	36	5,520,746	5,520,746	36.5%	$40,141,000	47.1%	$7.27	$525,196,472		$225,108,612
FedEx Corporation		14	973,413	973,413	6.4%	5,375,000	6.1%	5.52	$71,818,894		16,188,566
FedEx Supply Chain Services, Inc.		1	449,900	449,900	3.0%	1,327,000	1.6%	2.95	$14,620,887		6,858,741
Total FedEx		51	6,944,059	6,944,059	45.9%	46,843,000	54.8%	6.75	$611,636,253		248,155,919

ULTA, Inc.		1	671,354	671,354	4.4%	2,651,000	3.1%	3.95	37,484,574		23,071,621
Milwaukee Electric Tool Corporation	(D)	1	615,305	615,305	4.1%	2,012,000	2.4%	3.27	36,429,983		13,450,427
Jim Beam Brands Company		1	599,840	599,840	4.0%	2,013,000	2.4%	3.36	28,000,000		18,537,055
TreeHouse Private Brands, Inc.		1	558,600	558,600	3.7%	2,166,000	2.5%	3.88	26,727,852		16,860,502
CBOCS Distribution, Inc.		1	381,240	381,240	2.5%	1,420,000	1.7%	3.72	14,215,126		7,709,764
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.4%	1,641,000	1.9%	4.46	19,600,000		10,580,760
The Coca-Cola Company/Western Container Corp.		2	323,358	323,358	2.1%	1,678,000	2.0%	5.19	19,817,402		6,909,622
Science Applications International		1	302,400	302,400	2.0%	1,462,000	1.7%	4.83	13,340,592		5,691,332
International Paper Company		1	280,000	280,000	1.9%	1,326,000	1.6%	4.74	18,294,108		10,823,496
Woodstream Corporation	(C)	1	256,000	256,000	1.7%	896,000	1.1%	3.50	8,823,781		-0-
United Technologies Corporation		2	244,317	244,317	1.6%	1,895,000	2.2%	7.76	22,512,609		8,135,083
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.6%	1,196,000	1.4%	5.10	14,550,000		8,890,808
UGN, Inc.		1	232,200	232,200	1.5%	1,050,000	1.2%	4.52	12,937,000		8,185,260
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.4%	1,169,000	1.4%	5.36	14,868,857		6,691,259
Anheuser-Busch, Inc.		1	184,800	184,800	1.2%	806,000	0.9%	4.36	12,398,355		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	1.2%	787,000	0.9%	4.39	7,225,401		525,219
NF&M International Inc.	(B)	1	174,802	174,802	1.2%	832,000	1.0%	4.76	3,958,293		-0-
Home Depot USA, Inc.		1	171,200	171,200	1.1%	978,000	1.1%	5.71	11,298,367		-0-
Kellogg Sales Company		3	170,279	170,279	1.1%	982,000	1.2%	5.77	12,159,973		2,277,544
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.0%	741,000	0.9%	4.68	9,600,000		6,995,634
Victory Packaging, L.P.		1	148,000	148,000	1.0%	470,000	0.6%	3.18	5,441,876		-0-
Challenger Lifts, Inc. (Snap-on Inc.)		1	137,500	137,500	0.9%	835,000	1.0%	6.07	11,304,000		7,350,000
Altec Industries, Inc.	(C)	1	126,880	126,880	0.8%	349,000	0.4%	2.75	4,373,287		-0-
General Electric Company		1	125,860	125,860	0.8%	1,311,000	1.5%	10.42	19,950,000		12,880,838
The American Bottling Company		2	110,080	110,080	0.7%	734,000	0.9%	6.67	10,498,031		1,963,717
Style Crest, Inc.		1	106,507	106,507	0.7%	361,000	0.4%	3.39	7,238,613		-0-
Pittsburgh Glass Works LLC.		1	102,135	102,135	0.7%	427,000	0.5%	4.18	4,245,913		-0-
Holland 1916 Inc.		1	95,898	95,898	0.6%	341,000	0.4%	3.56	7,397,881		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.6%	746,000	0.9%	8.17	8,083,107		3,229,264
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.6%	506,000	0.6%	5.68	6,932,916		476,660
CHEP USA, Inc.		1	83,000	83,000	0.5%	494,000	0.6%	5.95	7,405,447		2,595,657
Datatel Resources Corporation	(B)	1	80,856	80,856	0.5%	242,000	0.3%	2.99	3,810,675		-0-
Sherwin-Williams Company		2	78,887	78,887	0.5%	637,000	0.7%	8.07	7,244,128		-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.5%	596,000	0.7%	7.95	5,525,600		3,811,385
Tampa Bay Grand Prix		1	68,385	68,385	0.5%	289,000	0.3%	4.23	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,138	64,138	0.4%	777,000	0.9%	12.11	3,072,880		-0-
SOFIVE, Inc.		1	60,400	60,400	0.4%	537,000	0.6%	8.89	4,903,589		1,935,659
Siemens Real Estate		1	51,130	51,130	0.4%	473,000	0.6%	9.25	4,452,425		2,618,341
B/E Aerospace, Inc.		1	38,833	38,833	0.3%	360,000	0.4%	9.27	5,100,000		-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.3%	140,000	0.2%	3.86	2,161,895		-0-
Graybar Electric Company		1	26,340	26,340	0.3%	109,000	0.1%	4.14	1,850,795		-0-
Tenant Total as of 6/30/16		96	15,064,737	15,064,737	99.6%	$85,278,000	100.0%	$5.66	$1,092,549,566		$440,352,826

Vacant		1	59,425	-0-	0.0%	-0-	0.0%	-0-	5,157,126		-0-
Total as of 6/30/16		97	15,124,162	15,064,737	99.6%	$85,278,000	100.0%	$5.66	$1,097,706,692	(A)	$440,352,826

(A) Does not include $11,065 of vacant land.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

(D) Subsequent to quarter end, a 246,240 square foot building expansion was completed, bringing the total square footage to 861,545.

(E) Subsequent to quarter end, a 14,941 square foot expansion was completed at the Huntsville, AL location and a parking lot expansion was completed at the Tampa, FL location.

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 22

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost		Balance
Texas	9	1,379,468	1,379,468	9.1%	$10,474,000	12.3%	7.59	$129,531,903		$59,069,815
Kentucky	3	1,295,940	1,295,940	8.6%	5,014,000	5.9%	3.87	66,031,852		42,747,557
Florida	10	1,137,293	1,137,293	7.5%	7,565,000	8.9%	6.65	103,315,982		42,514,268
Ohio	7	1,032,469	1,032,469	6.8%	6,071,000	7.1%	5.88	72,765,297		29,410,824
Indiana	2	999,176	999,176	6.6%	4,184,000	4.9%	4.19	61,430,574		35,582,632
Illinois	9	958,045	958,045	6.3%	6,192,000	7.3%	6.46	81,692,833		13,400,152
Mississippi	4	912,305	912,305	6.0%	3,437,000	4.0%	3.77	54,731,468		22,341,235
Tennessee	3	891,777	891,777	5.9%	3,058,000	3.6%	3.43	33,841,481		16,176,709
Missouri	5	804,397	804,397	5.3%	3,079,000	3.6%	3.83	39,241,336		9,273,178
North Carolina	3	585,224	585,224	3.9%	2,909,000	3.4%	4.97	44,656,386		20,263,805
South Carolina	3	571,115	571,115	3.8%	3,552,000	4.2%	6.22	36,368,552		8,891,579
Pennsylvania	3	504,040	504,040	3.3%	3,036,000	3.6%	6.02	36,708,968		16,989,249
Kansas	3	499,280	499,280	3.3%	2,445,000	2.9%	4.90	29,199,352		12,770,111
Michigan	3	489,571	489,571	3.2%	3,472,000	4.1%	7.09	41,248,198		16,359,174
Virginia	5	407,265	407,265	2.7%	2,438,000	2.9%	5.99	34,480,436		8,027,901
Colorado	3	363,597	363,597	2.4%	3,040,000	3.6%	8.36	42,049,167		21,263,816
Georgia	3	307,662	307,662	2.0%	1,743,000	2.0%	5.67	22,189,823		7,516,458
Arizona	1	283,358	283,358	1.9%	1,346,000	1.6%	4.75	16,137,559		5,488,226
Wisconsin	2	238,666	238,666	1.6%	1,369,000	1.6%	5.74	15,952,361		3,334,473
New York	3	230,381	230,381	1.5%	1,890,000	2.2%	8.20	20,382,099		4,230,704
Washington	1	210,445	210,445	1.4%	1,962,000	2.3%	9.32	30,210,680		20,136,592
Oklahoma	2	204,580	204,580	1.4%	1,305,000	1.5%	6.38	16,328,293		6,482,855
Louisiana	1	175,315	175,315	1.2%	1,258,000	1.5%	7.18	18,410,000		12,628,038
Maryland	1	144,523	144,523	1.0%	1,426,000	1.7%	9.87	14,512,355		-0-
New Jersey	2	124,538	124,538	0.8%	1,314,000	1.5%	12.11	7,976,469		1,935,659
Minnesota	2	119,823	60,398	0.8%	372,000	0.4%	6.18	10,377,126		2,672,338
Nebraska	1	89,115	89,115	0.6%	446,000	0.4%	5.00	5,944,691		-0-
Alabama	1	73,712	73,712	0.5%	412,000	0.4%	5.59	6,365,732		845,478
Connecticut	1	54,812	54,812	0.4%	329,000	0.4%	6.00	3,463,824		-0-
Iowa	1	36,270	36,270	0.2%	140,000	0.2%	3.86	2,161,895		-0-
Total as of 6/30/16	97	15,124,162	15,064,737	100.0%	$85,278,000	100.0%	$5.66	$1,097,706,692	(A)	$440,352,826

(A) Does not include $11,065 of vacant land.

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 22

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost	Balance

2017	(B)	9	1,038,804	6.9%	$6,161,000	7.2%	5.93	1.0	$74,824,890	$15,759,334
2018	(B)	15	1,324,159	8.8%	7,760,000	9.1%	5.86	1.9	91,785,770	16,036,533
2019		9	1,370,849	9.1%	7,091,000	8.3%	5.17	2.9	81,365,433	25,189,764
2020		4	383,449	2.5%	2,102,000	2.5%	5.48	3.9	27,373,089	476,660
2021		7	684,692	4.5%	3,335,000	3.9%	4.87	5.0	44,773,380	8,417,030
2022		8	1,212,032	8.0%	6,751,000	7.9%	5.57	5.8	81,977,725	35,004,796
2023		11	1,917,312	12.7%	10,031,000	11.8%	5.23	7.0	136,474,724	54,013,922
2024		12	1,914,366	12.7%	12,069,000	14.2%	6.30	7.9	149,892,165	55,098,952
2025	(B)	9	2,404,478	15.9%	11,989,000	14.1%	4.99	8.9	157,264,219	88,417,842
2026		3	488,722	3.2%	3,978,000	4.7%	8.14	9.7	59,754,000	38,960,838
2027		3	395,691	2.6%	2,189,000	2.6%	5.53	10.8	26,218,973	5,488,226
2029		2	262,613	1.7%	1,513,000	1.8%	5.76	13.0	21,950,000	9,836,724
2030		4	1,044,832	6.9%	7,366,000	8.6%	7.05	13.8	109,094,466	70,791,703
2034		1	558,600	3.7%	2,166,000	2.5%	3.88	17.3	26,727,852	16,860,502
Various tenants at retail shopping center		1	64,138	0.4%	777,000	0.8%	12.11	-0-	3,072,880	-0-
Vacant		1	59,425	0.4%	-0-	0.0%	-0-	-0-	5,157,126	-0-
Total as of 6/30/16		97	15,124,162	100.0%	$85,278,000	100.0%	$5.66	7.1	(A)$1,097,706,692	$440,352,826

(A) Does not include $11,065 of vacant land.

(B) Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is Altec Industries which both occupy one property.

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 22

Recent Acquisitions During Fiscal 2016

(unaudited)

				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	330,717	$2,078,000	$6.28	7/31/2025	$31,975,897	$20,780,000
2	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	175,315	1,258,000	7.18	6/30/2025	18,410,000	12,890,000
3	General Electric Company	Imperial (Pittsburgh)	PA	2016	125,860	1,311,000	10.42	12/31/2025	20,032,864	13,000,000
4	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	210,445	1,962,000	9.32	8/31/2030	30,662,080	20,221,000
5	FedEx Ground Package System, Inc.	Colorado Springs	CO	2016	225,362	1,832,000	8.13	1/31/2026	28,845,500	18,730,000
6	Challenger Lifts, Inc. (Snap-on Inc.)	Louisville	KY	2016	137,500	835,000	6.07	6/7/2026	11,304,000	7,350,000
	As of 6/30/16				1,205,199	$9,276,000	$7.70		$141,230,341	$92,971,000

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 22

Property Table

(unaudited)

									Rent Per	Lease Exp.
					Fiscal Year		Square	Annual	Sq. Ft.	Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	$2,651,000	$3.95	9.1	$37,484,574	$23,071,621
2	Milwaukee Electric Tool Corporation	(D)	Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	2,012,000	3.27	6.8	36,429,983	13,450,427
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	2,013,000	3.36	8.6	28,000,000	18,537,055
4	TreeHouse Private Brands, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,166,000	3.88	17.3	26,727,852	16,860,502
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	2.9	14,620,887	6,858,741
6	Woodstream Corporation	(B)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	1.3	8,823,781	-0-
	Altec Industries, Inc.	(B)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	1.7	4,373,287	-0-
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,420,000	3.72	8.0	14,215,126	7,709,764
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,641,000	4.46	5.6	19,600,000	10,580,760
9	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,078,000	6.28	9.1	31,975,897	20,263,805
10	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	7.8	23,946,000	12,511,011
11	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,362,000	7.75	13.8	35,300,832	23,752,561
12	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,462,000	4.83	2.8	13,340,592	5,691,332
13	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,992,000	6.69	13.5	30,645,954	18,717,290
14	Western Container Corp.		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,346,000	4.75	10.8	16,137,559	5,488,226
15	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,326,000	4.74	7.2	18,294,108	10,823,496
16	NF&M International	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	832,000	4.76	8.5	3,958,293	-0-
	Datatel Resources Corp.	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	242,000	2.99	1.4	3,810,675	-0-
17	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	7.0	22,885,636	8,712,073
18	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,196,000	5.10	6.1	14,550,000	8,890,808
19	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,050,000	4.52	13.7	12,937,000	8,185,260
20	FedEx Ground Package System, Inc.		Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	9.6	28,500,000	18,730,000
21	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	0.4	14,868,857	6,691,259
22	FedEx Ground Package System, Inc.		Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	14.2	30,210,680	$20,136,592
23	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO.)	IL	2015	100.0%	198,773	1,036,000	5.21	12.9	15,200,000	9,836,724
24	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	806,000	4.36	5.4	12,398,355	-0-
25	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	2.5	17,744,300	8,135,083
26	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	8.3	19,283,798	9,270,426
27	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	787,000	4.39	1.9	7,225,401	525,219
28	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	7.3	15,413,307	2,065,803
29	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,258,000	7.18	9.0	18,410,000	12,628,038
30	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	5.8	13,762,030	7,647,101
31	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	978,000	5.71	4.0	11,298,367	-0-
32	FedEx Ground Package System, Inc.	(F)	Tampa	FL	2004	100.0%	170,779	1,493,000	8.74	8.0	19,402,200	6,806,921
33	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	8.0	9,930,000	6,466,240
34	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	741,000	4.68	5.3	9,600,000	6,995,634
35	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	9.0	12,580,262	4,519,138
36	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	9.2	12,546,157	4,866,869
37	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	470,000	3.18	4.7	5,441,876	-0-
38	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	2.1	14,512,355	-0-
39	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	7.3	12,431,194	3,349,372
40	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	8.3	14,121,616	5,140,713
41	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	1.0	9,382,361	-0-
42	Challenger Lifts, Inc. (Snap-on Inc.)		Louisville	KY	2016	100.0%	137,500	835,000	6.07	9.9	11,304,000	7,350,000
43	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,490,000	11.36	8.3	16,435,478	3,164,357
44	General Electric Company		Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,311,000	10.42	9.5	19,950,000	12,880,838
45	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	0.9	18,537,652	3,086,768
46	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	7.2	8,990,000	4,108,411
47	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	5.2	9,448,016	-0-
48	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	6.8	7,758,181	-0-
49	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	1.4	8,554,432	4,401,089
50	Style Crest, Inc.		Winston-Salem	NC	2002	100.0%	106,507	361,000	3.39	4.8	7,238,613	-0-
51	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	3.2	10,960,823	419,319
52	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	532,000	5.12	7.2	5,728,690	2,131,088
53	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	6.8	10,200,000	5,432,244
54	Pittsburgh Glass Works LLC.		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	2.0	4,245,913	-0-
55	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	6.9	6,570,000	3,334,473
56	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	341,000	3.56	3.0	7,397,881	-0-
57	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	2.9	6,229,421	1,466,948
58	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	1.3	7,571,132	3,959,698
59	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	2.1	7,614,653	1,134,444

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 22

Property Table

(unaudited)

									Rent Per	Lease Exp.
					Fiscal Year		Square	Annual	Sq. Ft.	Term in	Undepreciated		Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance

60	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	746,000	8.17	6.3	8,083,107		3,229,264
61	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	7.3	5,944,691		-0-
62	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	3.6	6,932,916		476,660
63	FedEx Ground Package System, Inc.		Ft. Myers	FL	2003	100.0%	87,500	433,000	4.95	1.0	5,017,447		-0-
64	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	494,000	5.95	8.7	7,405,447		2,595,657
65	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	2.2	6,861,704		2,731,018
66	RGH Enterprises, Inc.		Halfmoon (Albany)	NY	2012	100.0%	75,000	596,000	7.95	5.4	5,525,600		3,811,385
67	FedEx Ground Package System, Inc.	(E)	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	6.2	6,365,732		845,478
68	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	483,000	6.57	10.8	4,981,414		-0-
69	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	4.9	4,600,532		-0-
70	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	564,000	8.07	2.1	6,354,051		1,134,986
71	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	289,000	4.23	4.3	5,677,982		-0-
72	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	2.3	7,195,115		1,398,830
73	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	477,000	7.19	7.5	5,551,227		-0-
74	Kellogg Sales Company		Kansas City	MO	2007	100.0%	65,067	325,000	4.99	2.1	4,800,474		2,277,544
75	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	100.0%	64,138	777,000	12.11	na	3,072,880		-0-
76	The American Bottling Company		Cincinnati	OH	2015	100.0%	63,840	477,000	7.47	13.3	6,750,000		-0-
77	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	1.3	5,005,468		1,608,204
78	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	537,000	8.89	8.6	4,903,589		1,935,659
79	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	6.9	5,220,000		2,672,338
80	United Technologies Corporation		Richmond	VA	2004	100.0%	60,000	319,000	5.32	2.4	4,768,309		-0-
81	Vacant		White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.0%	59,425	-0-	na	na	5,157,126		-0-
82	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	453,000	7.63	2.0	5,354,034		825,199
83	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	3.7	3,463,824		-0-
84	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	473,000	9.25	2.8	4,452,425		2,618,341
85	Kellogg Sales Company		Orangeburg (New York)	NY	1993	100.0%	50,400	328,000	6.51	1.7	3,895,675		-0-
86	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	1.2	4,348,499		-0-
87	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	463,000	10.01	5.2	4,764,500		-0-
88	The American Bottling Company		Tulsa	OK	2014	100.0%	46,240	257,000	5.56	7.7	3,748,031		1,963,717
89	The Coca-Cola Company		Topeka	KS	2009	100.0%	40,000	332,000	8.30	5.3	3,679,843		1,421,396
90	B/E Aerospace, Inc.		Rockford	IL	2015	100.0%	38,833	360,000	9.27	11.0	5,100,000		-0-
91	Keystone Automotive Industries MN, Inc.		Urbandale (Des Moines)	IA	1994	100.0%	36,270	140,000	3.86	0.8	2,161,895		-0-
92	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	7.8	1,900,691		-0-
93	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	1.0	4,113,265		2,021,609
94	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	1.4	1,982,532		-0-
95	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	6.4	1,966,932		-0-
96	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	3.1	1,850,794		-0-
97	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	5.3	1,692,904		-0-
	Total as of 6/30/16					99.6%	15,124,162	$85,278,000	$5.66	7.1	$1,097,706,692	(A)	$440,352,826

(A) Does not include $11,065 of vacant land.

(B) Both tenants occupy one property.

(C) Both tenants occupy one property.

(D) Subsequent to quarter end, a 246,240 square foot building expansion was completed, bringing the total square footage to 861,545.

(E) Subsequent to quarter end, a 14,941 square foot building expansion was completed, bringing the total square footage to 88,653.

(F) Subsequent to quarter end, a parking lot expansion was completed.

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 22

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), net operating income (“NOI”), Same Property NOI, Same Property cash NOI, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is the Same Property NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus dividend and interest income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock compensation expense, plus non-recurring other expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 22

FOR IMMEDIATE RELEASE	August 3, 2016

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION REPORTS RESULTS FOR

THE THIRD QUARTER ENDED JUNE 30, 2016

FREEHOLD, NJ, August 3, 2016........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $12,752,000 or $0.19 per diluted share for the three months ended June 30, 2016 as compared to $9,044,000 or $0.15 per diluted share for the three months ended June 30, 2015 representing an increase in Core FFO per share of 26.7%. Adjusted Funds from Operations (AFFO), for the three months ended June 30, 2016 was $12,431,000 or $0.19 per diluted share versus $8,884,000 or $0.15 per diluted share for the three months ended June 30, 2015 representing an increase in AFFO per share of 26.7%.

A summary of significant financial information for the three and nine months ended June 30, 2016 and 2015 is as follows:

	Three Months Ended June 30,
	2016	2015
Rental Revenue	$20,790,000	$17,256,000
Reimbursement Revenue	$3,324,000	$3,416,000
Net Operating Income (NOI) (1)	$20,499,000	$16,960,000
Total Expenses	$11,836,000	$11,351,000
Dividend and Interest Income	$1,486,000	$873,000
Gain on Sale of Securities Transactions, net	$272,000	$-0-
Net Income	$8,231,000	$5,176,000
Net Income Attributable to Common Shareholders	$6,080,000	$3,024,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.09	$0.05
Core FFO (1)	$12,752,000	$9,044,000
Core FFO per Diluted Common Share (1)	$0.19	$0.15
AFFO (1)	$12,431,000	$8,884,000
AFFO per Diluted Common Share (1)	$0.19	$0.15
Dividends Declared per Common Share	$0.16	$0.15

Weighted Avg. Diluted Common Shares Outstanding	66,462,000	59,638,000

	Nine Months Ended June 30,
	2016	2015
Rental Revenue	$59,466,000	$48,892,000
Reimbursement Revenue	$9,874,000	$8,317,000
Lease Termination Income	$-0-	$239,000
Net Operating Income (NOI) (1)	$58,342,000	$47,554,000
Total Expenses	$35,541,000	$31,240,000
Dividend and Interest Income	$4,050,000	$2,871,000
Gain on Sale of Securities Transactions, net	$1,159,000	$377,000
Net Income	$22,302,000	$15,418,000
Net Income Attributable to Common Shareholders	$15,847,000	$8,963,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.24	$0.15
Core FFO (1)	$35,278,000	$26,096,000
Core FFO per Diluted Common Share (1)	$0.55	$0.45
AFFO (1)	$33,901,000	$24,818,000
AFFO per Diluted Common Share (1)	$0.52	$0.42
Dividends Declared per Common Share	$0.48	$0.45

Weighted Avg. Diluted Common Shares Outstanding	64,703,000	58,504,000

A summary of significant balance sheet information as of June 30, 2016 and September 30, 2015 is as follows:

	June 30, 2016	September 30, 2015
Net Real Estate Investments	$955,429,000	$816,111,000
Securities Available for Sale at Fair Value	$82,639,000	$54,541,000
Total Assets	$1,083,034,000	$915,992,000
Mortgage Notes Payable	$440,353,000	$373,991,000
Loans Payable	$125,854,000	$85,041,000
Total Shareholders’ Equity	$501,251,000	$446,011,000

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 22

Michael P. Landy, President and CEO, commented on the results for the third quarter of fiscal 2016,

“Our fiscal 2016 results thus far have been outstanding. This most recent quarter represents one of our strongest on record.

During the quarter we:

●	Increased our occupancy rate 200 basis points over the prior year period, to a sector leading 99.6%.

●	Increased our Core FFO per share to $0.19, representing a 27% increase over the prior year period.

●	Increased our AFFO per share to $0.19, representing a 27% increase over the prior year period.

●	Increased our Net Operating Income (NOI) 21% over the prior year period.

●	Increased our Same Property NOI 2.4% on a GAAP basis and 2.7% on a cash basis over the prior year period.

●	Acquired three brand new Class A built-to-suit properties with an aggregate total of 573,000 square feet, all leased to investment grade tenants with a weighted average lease term of 11.8 years for an aggregate purchase price of $70.8 million.

●	Grew our acquisition pipeline to eight new Class A build-to-suit properties, representing 2.4 million square feet, for a total purchase price of approximately $256.6 million. These acquisitions are expected to generate annualized rental revenue of approximately $16.9 million and will benefit from an average lease term of approximately 14.6 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.

●	Subsequent to quarter end, completed three property expansions totaling 261,000 square feet at an aggregate cost of approximately $13.4 million. The expansions resulted in a weighted average lease extension of 11.5 years and increased annual rent by approximately $1.2 million.

●	Increased our gross leasable area (GLA) 11% to 15.1 million square feet over the prior year period. Our GLA is expected to grow to approximately 18.0 million square feet upon the completion of the above acquisitions and expansions.

●	Achieved a 100% tenant retention rate for fiscal 2016. This marks our second consecutive year of 100% tenant retention. The fiscal 2016 lease renewals resulted in a 5.3% increase in rents on a GAAP basis and represent a weighted average lease term of 4.1 years.

●	Generated substantial performance on our $82.6 million REIT securities portfolio which at quarter end had an unrealized gain of $11.9 million.

Mr. Landy stated, “Monmouth’s business model is performing exceptionally well on all fronts this year. This period marks our fifth consecutive quarter of generating over 20% AFFO per share growth. The strength of our real estate portfolio is evidenced by our industrial sector leading occupancy rate of 99.6%, as well as our second consecutive year of achieving a 100% tenant retention rate. Monmouth’s current AFFO dividend payout ratio of 84% represents a substantial margin of safety given the high quality of our tenant base and the long duration of our net-leases. Allocating capital opportunistically into REIT securities when they sell at compelling discounts to their net asset value has resulted in substantial unrealized gains of $11.9 million at quarter end. Our securities portfolio has continued to deliver outstanding performance subsequent to quarter end. We have an excellent acquisition pipeline consisting entirely of brand new Class A built-to-suit properties totaling $256.6 million currently under construction. We look forward to reporting continued progress for Monmouth in the near future.”

Monmouth Real Estate Investment Corporation will host its Third Quarter FY 2016 Financial Results Webcast and Conference Call on Thursday, August 4, 2016 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Third Quarter FY 2016 financial results being released herein will be available on the Company’s website at www.mreic.reit in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.reit. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, August 4, 2016. It will be available until November 15, 2016, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10087173. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968 is one of the oldest public equity REITs in the U.S. The Company specializes in single-tenant, net-leased industrial properties, subject to long-term leases, primarily to investment grade tenants. Monmouth Real Estate Investment Corporation is a fully-integrated and self-managed real estate company, whose property portfolio consists of ninety-seven properties located in thirty states, containing a total of approximately 15.1 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 22

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and nine months ended June 30, 2016 and 2015:

	Three Months Ended		Nine Months Ended
	6/30/2016	6/30/2015	6/30/2016	6/30/2015
Net Income Attributable to Common Shareholders	$6,079,000	$3,024,000	$15,847,000	$8,963,000
Plus: Depreciation Expense (excluding Corporate Office)	6,066,000	5,061,000	17,390,000	14,298,000
Plus: Amortization of Intangible Assets	272,000	330,000	915,000	1,041,000
Plus: Amortization of Capitalized Lease Costs	199,000	188,000	580,000	491,000
FFO Attributable to Common Shareholders	12,616,000	8,603,000	34,732,000	24,793,000
Plus: Acquisition Costs	136,000	441,000	546,000	1,303,000
Core FFO Attributable to Common Shareholders	12,752,000	9,044,000	35,278,000	26,096,000
Plus: Stock Compensation Expense	100,000	97,000	307,000	284,000
Plus: Depreciation of Corporate Office Tenant Improvements	31,000	38,000	88,000	71,000
Plus: Amortization of Financing Costs	240,000	212,000	713,000	608,000
Plus: Non-recurring other expense (1)	100,000	-0-	500,000	-0-
Less: Lease Termination Income	-0-	-0-	-0-	(239,000)
Less: Gain on Sale of Securities Transactions, net	(272,000)	-0-	(1,159,000)	(377,000)
Less: U.S. GAAP Straight-line Rent Adjustment	(350,000)	(301,000)	(1,172,000)	(1,164,000)
Less: Recurring Capital Expenditures	(170,000)	(206,000)	(654,000)	(461,000)
AFFO Attributable to Common Shareholders	$12,431,000	$8,884,000	$33,901,000	$24,818,000

(1) Consists of one-time payroll expenditures.

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2016 and 2015:

	Nine Months Ended
	6/30/2016	6/30/2015

Operating Activities	$43,347,000	$28,282,000
Investing Activities	(169,805,000)	(151,750,000)
Financing Activities	121,271,000	117,045,000

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Third Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 22 of 22